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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-90890 of Allied Healthcare International Inc. on Form S-3 and Registration Statement No. 333-49387 of Allied Healthcare International Inc. on Form S-8 of our report dated December 10, 2003, appearing in this Annual Report on Form 10-K of Allied Healthcare International Inc. for the year ended September 30, 2003.

/s/ DELOITTE & TOUCHE LLP


Jericho, New York
December 26, 2003










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